Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries lease their facilities and motor vehicles under various operating lease agreements that expire on various dates. Aggregate minimum rental commitments under non-cancelable leases at December 31, 2011, are as follows:

Year ended December 31,	Facilities	Motor vehicles	Total

2012	$6,627	$1,167	$7,794
2013	3,173	766	3,939
2014	520	323	843
2015	151	94	245
2016 and thereafter	37	-	37

	$10,508	$2,350	$12,858

Expenses for lease of facilities for the years ended December 31, 2009, 2010 and 2011 were approximately $ 2,008, $ 2,466 and $ 10,334, respectively.

Expenses for the lease of motor vehicles for the years ended December 31, 2009, 2010 and 2011 were approximately $ 1,221, $ 1,206 and $ 1,514, respectively.

b.	Charges and guarantees:

As of December 31, 2011, the Company provided bank guarantees in an aggregate amount of $ 30,780 with respect to tender offer guarantees and performance guarantees to its customers.

c.	Litigations:

Certain claims have been made against the Company or its subsidiaries. The Company cannot estimate the exposure amount, and in any case, these allegations have not resulted in any action brought against the Company. The Company's management does not believe that it is probable that the above mentioned allegations will result in a loss to the Company. Accordingly, no provision was recorded with respect to these allegations.

d.	Indirect taxes:

The Company recorded a provision for indirect tax liabilities in Latin America, mainly related to VAT and Custom duties, in the amount of approximately $26 million.